UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 4, 2013

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fourth Floor, Connaught House,

One Burlington Road, Dublin 4, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Jazz Pharmaceuticals plc (the “Company”) is filing this Current Report on Form 8-K to present the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 that give effect to the two transactions consummated during the year ended December 31, 2012 described below in Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Company completed two transactions during the year ended December 31, 2012 for which pro forma financial information has previously been included in its filings with the Securities and Exchange Commission. On January 18, 2012, Azur Pharma Public Company Limited (“Azur”) and Jazz Pharmaceuticals, Inc. (“JPI”) completed a merger transaction (the “Azur Merger”). For accounting purposes, the Azur Merger was treated as a “reverse acquisition” of Azur by JPI, which was considered the accounting acquirer, and the financial statements of JPI became the historical financial statements of the Company. On June 12, 2012, the Company completed the acquisition of EUSA Pharma, Inc. (the “EUSA Acquisition”).

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, giving effect to the Azur Merger and the EUSA Acquisition, and the notes related thereto, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Karen J. Wilson
	Name:	Karen J. Wilson
	Title:	Senior Vice President, Finance (Principal Accounting Officer)

Date: March 4, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.